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                                                                   Exhibit 10.27

                                 EQUIP-LEASE CO.
                            AIRCRAFT LEASE AGREEMENT

                         DRY LEASE - CAPITAL LEASE ONLY

This agreement, made this 5th day of November, 1997, is by and between Valley National Gases, Inc. and Equip-Lease Co. owner of 1982 King Air F90 bearing FAA Registration Number N418DY and Serial Number LA177, together with all its avionics, systems, and related equipment.

This agreement sets forth the terms and conditions under which Equip-Lease Co. is leasing the aircraft to Valley National Gases, Inc.

1. TERMS OF LEASE

Equip-Lease Co. hereby leases the aircraft to Valley National Gases, Inc. for a period of ten (10) years subject to the condition of this agreement.

2. PAYMENT

Valley National Gases, Inc. agrees to pay * $7,157.00 monthly starting November 7, 1997 and ending November 7, 2007.

* Payment to be based on 10 years at a rate equal to a payment amount to pay off the above amount at the same interest rate that we are paying NationsBank 7.28%.

3. RESPONSIBILITIES OF LESSEE

3-A. Valley National Gases, Inc. will bear the cost of insurance, taxes, and all other expenses incidental to the operation of the aircraft, and in addition, all maintenance necessary for the aircraft to conform to the applicable provisions of FAA Regulations. Valley National Gases, Inc. shall bear all risks of physical loss or damage to the airplane And carry insurance to cover the value of the airplane $1,300,000. A liability policy will be carried by Valley in a minimum amount of 10 million dollars which will name Name Equip Lease Co. as an additional insured and Valley will comply with all minimum pilot requirements, required by the insurance carrier.
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EQUIP-LEASE CO.
AIRCRAFT LEASE AGREEMENT
DRY LEASE - CAPITAL - LEASE ONLY

3-B. Valley National Gases, Inc. will hire their own pilot, buy and pay for all service including gas, oil hanger rent and all expense incidental to the operation of the airplane.

3-C. Valley National Gases, Inc. is in command and control of the aircraft and will schedule the aircraft and the pilot as they desire.

3-D. This lease is not taxable to the Lessor or the Lessee under Section 4261 and is exempt from tax under Section Rev Rul 56-45 CB. 1956-1-521; Rul 56-608, CB.

4. FEDERAL AVIATION ACT

It is the intention of the parties that this agreement shall constitute a "bona fide lease" within the meaning of the Federal Aviation Act, 49 U.S.C.S appx #1404, and that Equip- Lease Co, as lessor, shall be entitled to the maximum protection afforded to an aircraft lessor by such statue. This airplane will be operated according to the rules of FAA, Part 91, which governs Aircraft leasing operations.


5. ENTIRE AGREEMENT

This constitutes the entire agreement between the parties and it may not be amended except in writing signed by both parties.

IN WITNESS WHEREOF, the parties have executed this agreement this 6th day of November 1997.


/s/ Jerry McGlumphy                          /s/ Jerry McGlumphy
-----------------------------                ---------------------------
Witness                                      Witness


/s/ Lawrence E. Bandi                        /s/ Gary E. West
-----------------------------                ----------------------------
Lessee                                       Lessor
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                              LEASE BACK AGREEMENT
                                   ADDENDUM I

Equip-Lease Co. may rent the plane back from Valley National Gases at a price of $324.00 per hour which includes all maintenance and insurance costs, but does not include pilot, food and lodging expensed.


IN WITNESS WHEREOF, the parties have executed this agreement this 6th day of November 1997.


/s/ Jerry McGlumphy                          /s/ Jerry McGlumphy
-----------------------------                ---------------------------
Witness                                      Witness


/s/ Lawrence E. Bandi                        /s/ Gary E. West
-----------------------------                ----------------------------
Lessee                                       Lessor